UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 8, 2010

Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Skywalk Level , 801 Walnut Street -- Suite 200, Des Moines, Iowa		50309
____________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:	515-281-1000
Not Applicable
_____________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 12, 2010 the Federal Home Loan Bank of Des Moines (the "Bank") issued a member announcement to declare a regular cash dividend at an annualized rate of 2.00 percent and a special cash dividend at an annualized rate of 2.00 percent. A copy of the announcement is attached as Exhibit 99.1 to this Current Report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2010, the Bank's board of directors (the “Board”) declared certain individuals elected in the Bank's 2010 election of directors (the “2010 Director Election”) with each term to commence January 1, 2011. The Board is comprised of member directors and independent directors who are elected by the Bank's members, as discussed under Item 10-Directors, Executive Officers, and Corporate Governance of the Bank's 2009 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 18, 2010 (the “2009 Annual Report”).

After reviewing the results of the 2010 Director Election, the Board declared the following individuals elected as member directors:

Michael J. Finley, president of Janesville State Bank in Janesville, Minnesota. Mr. Finley, an incumbent director, was re-elected to fill a member directorship designated for the State of Minnesota for a four-year term ending December 31, 2014. Mr. Finley has served on the Board since January 1, 2005, and currently serves on the following Bank committees: Risk Management (vice chair); Mission, Member & Housing; and Business Operations & Technology.

Joseph C. Stewart III, chief executive officer of Bank Star in Pacific, Missouri. Mr. Stewart, an incumbent director, was re-elected to fill a member directorship designated for the State of Missouri for a three-year term ending December 31, 2013. Mr. Stewart has served on the Board since January 1, 2008, and currently serves on the following Bank committees: Risk Management; Finance & Planning; and Human Resources & Compensation.

Eric A. Hardmeyer, president and chief executive officer of Bank of North Dakota in Bismarck, North Dakota. Mr. Hardmeyer, an incumbent director, was re-elected to fill a member directorship designated for the State of North Dakota for a four-year term ending December 31, 2014. Mr. Hardmeyer has served on the Board since January 1, 2008, and currently serves on the following Bank committees: Executive & Governance; Audit (chair); Mission, Member & Housing; and Business Operations & Technology.

With respect to the election of Mr. Hardmeyer, the Bank issued a Current Report on Form 8-K on September 24, 2010 (after the nomination period closed) announcing that Mr. Hardmeyer had been “deemed” elected, as provided in applicable regulations of the Federal Housing Finance Agency (the “Finance Agency”).

In addition, after reviewing the results of the 2010 Director Election, the Board declared the following individuals elected as independent directors:

Johnny A. Danos, Director of Strategic Development, LWBJ Financial, LLC in West Des Moines, Iowa. Mr. Danos, an incumbent director, was elected to fill an independent directorship for a four-year term ending December 31, 2014. Mr. Danos has served on the Board since May 14, 2007, and currently serves on the following Bank committees: Executive & Governance; Audit; Mission, Member & Housing (chair); and Human Resources & Compensation.

David R. Frauenshuh, chief executive officer and owner, Frauenshuh, Inc. in Minneapolis, Minnesota. Mr. Frauenshuh, an incumbent director, was elected to fill an independent directorship for a four-year term ending December 31, 2014. Mr. Frauenshuh has served on the Board since January 23, 2004, and currently serves on the following Bank committees: Audit (vice chair); Finance & Planning; and Business Operations & Technology.

Gerald D. Eid, chief executive officer, Eid-Co. Buildings, Inc. in Fargo, North Dakota. Mr. Eid, an incumbent director, was elected to fill an independent public interest directorship for a one-year term ending December 31, 2011. Mr. Eid has served on the Board since January 23, 2004, and currently serves on the following Bank committees: Audit; Mission, Member & Housing; and Human Resources & Compensation.

Although directors are typically elected to four-year terms, Messrs. Stewart and Eid were each elected to a shorter term in order to stagger the terms of the Bank's directors more evenly.

The 2011 Board committees on which the above individuals will be named to serve have not yet been determined as of the date of this filing.

The 2010 Director Election took place in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act ("Bank Act") and the related Finance Agency regulations. For a description of the Bank's director election process, see Item 10-Directors, Executive Officers, and Corporate Governance of the Bank's 2009 Annual Report.

Pursuant to the Bank Act and Finance Agency regulations, the Bank's member directors serve as officers or directors of a member of the Bank. The Bank is a cooperative and conducts business primarily with its members, who are required to own capital stock in the Bank as a prerequisite to transacting certain business with the Bank. Subject to the Bank Act and Finance Agency regulations, the Bank also issues consolidated obligations through the Office of Finance, maintains a portfolio of short-term and long-term investments, enters into derivative transactions, and provides certain cash management and other services; in each case, with members, housing associates, or other third parties of which directors may serve as officers or directors. All such transactions are made in the ordinary course of the Bank's business and are subject to the same Bank policies as transactions with the Bank's members, housing associates, and third parties generally. For further information, see Item 13-Certain Relationships and Related Transactions, and Director Independence of the Bank's 2009 Annual Report.

The Bank expects to compensate the elected directors in accordance with the Bank's Director Fee Policy for 2011, a policy that has not yet been adopted. Directors are also entitled to participate in the Bank's non-qualified, unfunded deferred compensation plan, under which each Bank director has the opportunity to defer all or a portion of the amount of compensation. Directors are also eligible to be reimbursed for reasonable travel, subsistence and other related expenses incurred in connection with service as a Bank director.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 8, 2010, the Bank tallied the preliminary voting results for the 2010 Director Election, which the Board declared final as described in Item 5.02 of this Current Report. Complete voting results are included in the director election results attached as Exhibit 99.2 to this Current Report, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 12, 2010, the Bank issued an announcement to its members concerning the results of the 2010 Director Election as well as the information described under Item 2.02 of this Current Report. The announcement is attached as Exhibits 99.1 and 99.2 to this Current Report. The information set forth under Items 2.02, 5.02 and 5.07 is also furnished pursuant to this Item 7.01.

The information contained in Exhibits 99.1 and 99.2 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number 99.1         Member Announcement, dated November 12, 2010, issued by the Bank.
Exhibit Number 99.2        Director Election Results, dated November 12, 2010, issued by the Bank.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

November 12, 2010	By:	/s/ Michael L. Wilson

Name: Michael L. Wilson
Title: Executive Vice President and Chief Business Officer

Exhibit Index

Exhibit No.	Description

99.1	Member Announcement
99.2	Director Election Results